SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2004

                                Alphasmart, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                             0-50570                77-0298384
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(State or other jurisdiction            (Commission             (IRS Employer
of incorporation)                       File Number)         Identification No.)

               973 University Avenue, Los Gatos, California        95032
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                 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (408) 355-1000

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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Press Release dated April 14, 2004.

Item 12. Results of Operations and Financial Condition.

      The information in this Current Report on Form 8-K and exhibit attached hereto is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On April 14, 2004, Alphasmart, Inc. (the "Company") issued a press release announcing financial results for its first fiscal quarter ended March 31, 2004. A copy of this press release is attached as Exhibit 99.1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2004                           ALPHASMART, INC.

                                                 By: /s/ James M. Walker
                                                     ---------------------------
                                                     James M. Walker
                                                     Chief Operating Officer and
                                                     Chief Financial Officer


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                                INDEX TO EXHIBITS

         Exhibit
         Number            Description of Document
         -------           -----------------------

         99.1              Press Release dated April 14, 2004.